--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                            ------------------------

Date of Report (Date of earliest event reported): June 9, 2000

                               EPIX MEDICAL, INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                       000-21863                       04-3030815
 (State or other jurisdiction      (Commission File Number)      (IRS Employer Identification
      of incorporation)                                                      No.)

                                71 ROGERS STREET
                         CAMBRIDGE, MASSACHUSETTS 02142
              (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (617) 250-6000

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ITEM 5.  OTHER EVENTS.

    On June 9, 2000, the Registrant, Schering Aktiengesellschaft, a German corporation ("Schering") and Mallinckrodt Inc. ("Mallinckrodt") publicly disseminated a joint press release announcing that they had signed a series of agreements to develop, manufacture and market MS-325, the Registrant's cardiovascular magnetic resonance imaging agent formerly known by the Mallinckrodt product name AngioMARK.

    Under the terms of a Strategic Collaboration Agreement between the Registrant and Schering (the "Collaboration Agreement"), Schering has agreed to pay $10 million in an up-front fee, in addition to milestone payments, for the exclusive rights to co-develop and sell MS-325 worldwide (excluding Japan). The Registrant will assume responsibility for completing clinical trials and filing for Food and Drug Administration approval in the United States, and Schering will lead clinical activities for the product outside the United States. Pursuant to an Amended and Restated Strategic Collaboration Agreement between the Registrant and Mallinckrodt (the "Amended and Restated Collaboration Agreement"), and pursuant to a long-term supply contract with Schering, Mallinckrodt will assume responsibility for the manufacture and supply of MS-325 for clinical development and commercial use.

    Also on June 9, 2000, the Registrant and Schering publicly disseminated a joint press release announcing that, in addition to the worldwide rights (excluding Japan) acquired by Schering to market MS-325, Schering will have an option to develop and market an unspecified cardiovascular product from the Registrant's product pipeline, and the Registrant will have an option to participate in the development and marketing of two of Schering's products currently in clinical trials, SHU 555C and Gadomer-17.

    Concurrently with the execution of the Collaboration Agreement, the Registrant and Schering Berlin Venture Corporation, an affiliate of Schering ("Schering BV") entered into a Stock Purchase Agreement pursuant to which the Registrant agreed to issue, and Schering agreed to purchase, 1,112,075 shares of the Registrant's common stock at a purchase price of $17.98 per share, an amount equal to the 20-day average closing price of the Registrant's stock as of May 5, 2000. In addition, in connection with the Stock Purchase Agreement, the Registrant and Schering BV entered into a Standstill Agreement.

    The Collaboration Agreement, the Amended and Restated Collaboration Agreement, the Stock Purchase Agreement, the Standstill Agreement and each of the joint press releases are filed as exhibits to this Form 8-K, and are incorporated by reference into this Item 5. The foregoing description of such documents and the transactions contemplated therein are qualified in their entirety by reference to such exhibits.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

    10.1* Amended and Restated Strategic Collaboration Agreement, dated as of June 9, 2000, among the Registrant, Mallinckrodt Inc. (a Delaware corporation) and Mallinckrodt Inc. (a New York corporation)

    10.2* Strategic Collaboration Agreement, dated as of June 9, 2000, between the Registrant and Schering Aktiengesellschaft

    10.3 Stock Purchase Agreement, dated as of June 9, 2000, between the Registrant and Schering Berlin Venture Corporation

    10.4 Standstill Agreement, dated as of June 9, 2000, between the Registrant and Schering Berlin Venture Corporation

    99.1 Joint Press Release of the Registrant, Schering Aktiengesellschaft and Mallinckrodt Inc., dated June 9, 2000

    99.2   Joint Press Release of the Registrant and Schering
           Aktiengesellschaft, dated June 9, 2000

* Confidential treatment requested as to certain portions, which portions are omitted and filed separately with the Commission.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                       EPIX MEDICAL, INC.
                                                       (Registrant)

Date: June 29, 2000                                                    /s/ MICHAEL D. WEBB
                                                            -----------------------------------------
                                                                         Michael D. Webb
                                                                     CHIEF EXECUTIVE OFFICER

                                 EXHIBIT INDEX

       EXHIBIT
       NUMBER           DESCRIPTION
---------------------   -----------
 10.1*                  Amended and Restated Strategic Collaboration Agreement,
                        dated as of June 9, 2000, among the Registrant, Mallinckrodt
                        Inc. (a Delaware corporation) and Mallinckrodt Inc. (a New
                        York corporation)

 10.2*                  Strategic Collaboration Agreement, dated as of June 9, 2000, between the Registrant and Schering Aktiengesellschaft

 10.3                   Stock Purchase Agreement, dated as of June 9, 2000, between the Registrant and Schering Berlin Venture Corporation

 10.4                   Standstill Agreement, dated as of June 9, 2000, between the
                        Registrant and Schering Berlin Venture Corporation

 99.1                   Joint Press Release of the Registrant, Schering
                        Aktiengesellschaft and Mallinckrodt Inc., dated June 9, 2000

 99.2                   Joint Press Release of the Registrant and Schering
                        Aktiengesellschaft, dated June 9, 2000

* Confidential treatment requested as to certain portions, which portions are omitted and filed separately with the Commission.